Exhibit o (i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K


                               POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of Intermediate Municipal Trust and
each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/ John F. Donahue                 Chairman and Trustee          May 24, 2001
---------------------------------
John F. Donahue                       (Chief Executive Officer)


/s/ J. Christopher Donahue          President and Trustee         May 24, 2001
---------------------------------
J. Christopher Donahue


/s/ Richard J. Thomas               Treasurer                     May 24, 2001
---------------------------------
Richard J. Thomas                    (Principal Financial and
                                      Accounting Officer)

/s/ Thomas G. Bigley                Trustee                       May 24, 2001
---------------------------------
Thomas G. Bigley


/s/ John T. Conroy, Jr.             Trustee                       May 24, 2001
---------------------------------
John T. Conroy, Jr.


/s/ Nicholas P. Constantakis        Trustee                       May 24, 2001
---------------------------------
Nicholas P. Constantakis



SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/ John F. Cunningham              Trustee                       May 24, 2001
---------------------------------
John F. Cunningham


/s/ Lawrence D. Ellis, M.D.         Trustee                       May 24, 2001
---------------------------------
Lawrence D. Ellis, M.D.


/s/ Peter E. Madden                 Trustee                       May 24, 2001
---------------------------------
Peter E. Madden


/s/ Charles F. Mansfield, Jr.       Trustee                       May 24, 2001
---------------------------------
Charles F. Mansfield, Jr.


/s/ John E. Murray, Jr.             Trustee                       May 24, 2001
---------------------------------
John E. Murray, Jr.


/s/ Marjorie P. Smuts               Trustee                       May 24, 2001
---------------------------------
Marjorie P. Smuts


/s/ John S. Walsh                   Trustee                       May 24, 2001
---------------------------------
John S. Walsh




Sworn to and subscribed before me this 24th day of May, 2001
                                       -----       ---




/s/ Janice L. Vandenberg
---------------------------------

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002
Member, Pennsylvania Association of Notaries

                                                  Exhibit o (ii) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K



                               POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of Intermediate Municipal Trust and
each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/ William D. Dawson, III          Chief Investment Officer      May 24, 2001
---------------------------------
William D. Dawson, III



Sworn to and subscribed before me this 24th day of May, 2001
                                       -----       ---




/s/ Janice L. Vandenberg
---------------------------------

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002
Member, Pennsylvania Association of Notaries